UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 8, 2013
Date of Report
(Date of earliest event reported)

 C & C TOURS, INC.
 (Exact name of registrant as specified in its charter)

Wyoming	000-54847	87-0463118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2157 South Lincoln Street, Salt Lake City, Utah	84106
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  801-323-2395

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 8, 2013, C & C Tours, Inc. (the “Company”) dismissed HJ & Associates, LLC, Certified Public Accountants, as our independent registered public accounting firm.  HJ & Associates had audited our financial statements for the fiscal years ended December 31, 2011 and 2010 and from inception of the development stage on June 1, 1991 through December 31, 2011.  Its report, dated November 8, 2012, was modified only as to the uncertainty of our ability to continue as a going concern.  Except for this modification, the report did not contain an adverse opinion, disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

Our board of directors approved the dismissal of HJ & Associates and there were no disagreements between the Company and HJ & Associates on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two fiscal years ended December 31, 2012 and 2011 or any subsequent interim period preceding the date of dismissal.

There were no reportable events (as that term is used in Item 304(a)(1)(v) of Regulation S-K) between the Company and HJ & Associates occurring during the two fiscal years ended December 31, 2012 and 2011 or any subsequent interim period preceding the date of dismissal.

On March 8, 2013, the Company engaged KLJ & Associates, LLP, as our independent registered public accounting firm.  The decision to engage KLJ & Associates was approved by our board of directors and during the two most recent fiscal years ended December 31, 2012 and 2011, and through the date of engagement, neither we nor anyone on our behalf consulted with KLJ & Associates regarding either:

(i)  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that KLJ & Associates concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)  any matter that was either the subject of a disagreement or a reportable event.

We provided a copy of this Current Report on Form 8-K to HJ & Associates prior to filing this report and we requested that HJ & Associates furnish a letter addressed to the U. S. Securities and Exchange Commission stating whether or not it agrees with the statements made in this report. HJ & Associates has furnished the requested letter and it is attached as exhibit 16.1.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter of agreement from HJ & Associates, LLC, dated March 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C & C TOURS, INC.

Date: March 8, 2013	By:	/s/ Brett D. Taylor
Brett D. Taylor, President